QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.7

THIRD AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

        This Third Amendment to Loan and Security Agreement is entered into as of August 14, 2003 by and between COMERICA BANK, successor by merger to Comerica Bank-California ("Bank") and SPY OPTIC, INC., a California corporation ("Borrower").

RECITALS

        Borrower and Bank are parties to that certain Loan and Security Agreement dated as of October 5, 2001, as amended from time to time, including but not limited to that certain First Amendment to Loan and Security Agreement dated as of July 17, 2002 and that certain Second Amendment to Loan and Security Agreement dated as of March 21, 2003 (collectively, the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

        NOW, THEREFORE, the parties agree as follows:

        1.     The following defined terms in Exhibit A to the Agreement hereby are amended to read, or added, as follows:

          "Credit Extension" means each Advance, Facility B Advance, Term Loan, or any other extension of credit by Bank for the benefit of Borrower hereunder.

          "Facility B Revolving Line" means a Credit extension of up to One Million Dollars ($1,000,000).

          "Facility B Advance" or "Facility B Advances" means a cash advance or cash advances under Facility B.

          "Facility B" means the facility under which Borrower may request Bank to issue Facility B Advances, as specified in Section 2.1(c) hereof.

          "Facility B Maturity Date" means December 31, 2003.

        2.     Section 2.l(c) hereby is added to the Agreement to read as follows:

          (c)    Facility B.

            (i)    Amount.    Subject to and upon the terms and conditions of this Agreement, Borrower may request Facility B Advances in an aggregate outstanding amount not to exceed the lesser of (A) the Facility B Revolving Line or (B) if Borrower's Leverage is greater than 1.50: 1.00, the Borrowing Base, less any amounts outstanding under the Committed Revolving Line and the Letter of Credit Sublimit. Any amounts borrowed pursuant to this Section 2.1(c) may be repaid and reborrowed at any time prior to the Facility B Maturity Date, at which time all Facility B Advances under this Section 2.1(c) shall be immediately due and payable. Borrower may prepay any Facility B Advances without penalty or premium.

            (ii)    Form of Request.    Whenever Borrower desires a Facility B Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Facility B Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit C. Bank is authorized to make Facility B Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Facility B Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance, except as the result of Bank's gross negligence or willful misconduct. Bank will credit the amount of Facility B Advances made under this Section 2.l(c) to Borrower's deposit account.

        3.     Section 2.2 of the Agreement hereby is amended in its entirety to read as follows:

          "2.2    Overadvances.    If the aggregate amount of the outstanding Advances (plus the Facility B Advances, if any) exceeds the lesser of the Committed Revolving Line (plus the Facility B Revolving Line) or, if Borrower's Leverage is greater than 1.50:1.00, the Borrowing Base at any time, Borrower shall immediately pay to Bank, in cash, the amount of such excess."

        4.     Section 2.3(a) of the Agreement hereby is amended in its entirety to read as follows:

          (a)    Interest Rates.

            (i)    Advances.    Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding daily balance thereof, at a variable rate equal to one percent (1.00%) above the Prime Rate.

            (ii)    Facility B Advances.    Except as set forth in Section 2.3(b), the Facility B Advances shall bear interest, on the outstanding daily balance thereof, at a variable rate equal to two percent (2%) above the Prime Rate.

        5.     Section 6.7(e) hereby is added to the Agreement in its entirety to read as follows:

          "(e)    Quick Ratio.    Commencing July 31, 2003, a ratio of Quick Assets to Current Liabilities of at least 0.45 to 1.00 for the months of July and August, 2003 increasing to 0.50 to 1.00 beginning with the month ending September 30, 2003."

        6.     Bank hereby waives Section 7.9 of the Agreement for the sole purpose of permitting Borrower to prepay up to $830,000 of Subordinated Debt on or after the date of this Amendment.

        7.     The Exhibit D Borrowing Base Certificate of the Agreement shall be replaced in its entirety by the Exhibit D Borrowing Base Certificate attached hereto.

        8.     The Exhibit E Compliance Certificate of the Agreement shall be replaced in its entirety by the Exhibit E Compliance Certificate attached hereto.

        9.     Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

        10.   Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

        11.   This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

        12.   As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a)   this Amendment, duly executed by Borrower;

          (b)   Corporate Resolutions to Borrow;

          (c)   an agreement to provide insurance;

          (d)   disbursement instructions;

          (e)   an amount equal to all Bank Expenses incurred to date, which may be debited from any of Borrower's accounts with Bank; and

          (f)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SPY OPTIC, INC.
By:	/s/ [ILLEGIBLE]
Title:	President
COMERICA BANK
By:	/s/ [ILLEGIBLE]
Title:

EXHIBIT D

BORROWING BASE CERTIFICATE

Borrower: SPY OPTIC, INC.	Lender: COMERICA BANK

Commitment Amount:	$6,000,000	(Committed Revolving Line)
	$1,000,000	(Facility B Revolving Line)

NOT TO EXCEED	$7,000,000
DOMESTIC ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of	$
2.	Additions (please explain on reverse)	$
3.	TOTAL ACCOUNTS RECEIVABLE	$
DOMESTIC ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 60 days due/90 days invoice	$
5.	Balance of 20% over 60 days past due accounts	$
6.	Concentration Limits
7.	Governmental Accounts	$
8.	Contra Accounts	$
9.	Demo Accounts	$
10.	Intercompany/Employee Accounts	$
11.	Other (please explain on reverse)	$
12.	TOTAL DOMESTIC ACCOUNTS RECEIVABLE DEDUCTIONS	$
13.	Eligible Accounts (#3 minus #12)	$
14.	LOAN VALUE OF DOMESTIC ACCOUNTS (70% of # 14)	$
FOREIGN ACCOUNTS RECEIVABLE
15.	Eligible Foreign Accounts	$
16.	LOAN VALUE OF FOREIGN ACCOUNTS (90% of 15)	$
INVENTORY
17.	Eligible Domestic Inventory	$
18.	LOAN VALUE OF DOMESTIC INVENTORY (lesser of 40% of 17, or $2,000,000)	$
BALANCES
19.	Maximum Loan Amount	$
20.	Total Funds Available (Lesser of #19 or (#14 + #16 + #18)	$
21.	Present balance owing on Line of Credit	$
22.	(Intentionally Omitted)	$
23	Outstanding under Sublimits	$
24.	RESERVE POSITION (#20 minus #21, #22 and #23)	$

The undersigned represents and warrants that the foregoing is true, complete and correct in all material respects, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

SPY OPTIC, INC.
By:
Authorized Signer

EXHIBIT E
COMPLIANCE CERTIFICATE

TO:	COMERICA BANK
FROM:	SPY OPTIC, INC.

        The undersigned authorized officer of SPY OPTIC, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending                        with all required covenants, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant	Required	Complies
Monthly financial statements	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 120 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Cert.	Monthly within 30 days (if required)	Yes	No
Financial Covenant	Required	Actual	Complies
Maintain on a Monthly Basis:
Minimum Current Ratio	1.25:1.00	:1.00	Yes	No
Maximum Debt—TNW	2.00:1.00	:1.00	Yes	No
Minimum Tangible Net Worth	$9,000,000*	$	Yes	No
Minimum Quick Ratio	0.45:1.00**	:1.00	Yes	No
Profitability	$500,000	$	Yes	No

*
plus (i) fifty percent (50%) of Borrower's aggregate net income per fiscal quarter, and (ii) one hundred percent (100%) of capital infusions, including Subordinated Debt.

**
beginning 07/31/03; increasing to 0.50:1.00 beginning 09/30/03.

Comments Regarding Exceptions: See Attached.	BANK USE ONLY
Sincerely,	Received by:
AUTHORIZED SIGNER
Date:
SIGNATURE
Verified:
AUTHORIZED SlGNER

TITLE	Date:
	Compliance Status	Yes	No

DATE

QuickLinks

  Exhibit 10.7
THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
RECITALS
EXHIBIT D
BORROWING BASE CERTIFICATE
EXHIBIT E COMPLIANCE CERTIFICATE